Exhibit 3.140

Prescribed by:	Ohio Secretary of State Central Ohio: (614) 466-3910 Toll Free: 1-877-SOS-FILE (1-877-767-3453)	Expedite this Form: (Select One) Mail Form to one of the following PO Box 1390 • Yes Columbus, OH 43216 ***Requires an additional fee of $100*** PO Box 670 • No Columbus, OH 43216

www.sos.state.oh.us

e-mail: busserv@sos.state.oh.us

INITIAL ARTICLES OF INCORPORATION

(For Domestic Profit or Nonprofit)

Filing Fee $125.00

THE UNDERSIGNED HEREBY STATES THE FOLLOWING:

(CHECK ONLY ONE (1) BOX)

(1) ☒ Articles of Incorporation Profit (113-ARF) ORC 1701	(2) ☐ Articles of Incorporation Nonprofit (114-ARN) ORC 1702	(3) ☐ Articles of Incorporation Professional (170-ARP) Profession ORC 1785

Complete the general information in this section for the box checked above.

FIRST: Name of Corporation Jewel FS2, Inc.

SECOND: Location             Cleveland                                                                 COYANOGA

                                                 (City)                                                                          (County)

Effective Date (Optional)	(mm/dd/yyyy)	Date specified can be no more than 90 days after data of filling. If a date is specified, the data must be a date on or after the date of filling.

☐ Check here if additional provisions are attached

Complete the information in this section if box (2) or (3) is checked. Completing this section is optional if box (1) is checked.

THIRD:	Purpose for which corporation is formed

Complete the information in this section if box (1) or (3) is checked.

FOURTH: The number of shares which the corporation is authorized to have outstanding ( please state if shares are common or preferred and their par value if any)

100	Common $1.00
(No. of Shares)	(Type) (Par Value)

(Refer to instructions if needed)

Completing the information in this section is optional

FIFTH: The following are the names and addresses of the individuals who are to serve as initial Directors.

David L. Boehnen
(Name)

11840 Valley View Road,
(Street)	NOTE: P.O. Box Addresses are NOT acceptable.

Eden Prairie	Minnesota	55344
(City)	(State)	(Zip Code)

John P. Breedlove
(Name)

11840 Valley View Road
(Street)	NOTE: P.O. Box Addresses are NOT acceptable.

Eden Prairie	Minnesota	55344
(City)	(State)	(Zip Code)

Pamela K. Knous
(Name)

11840 Valley View Road
(Street)	NOTE: P.O. Box Addresses are NOT acceptable.

Eden Prairie	Minnesota	55344
(city)	(State)	(Zip Code)

REQUIRED

Must be authenticated

(signed) by an authorized

representative	/s/ David L. Boehnen	12-22-08
(See Instructions)	Authorized Representative	Date

David L. Boehnen (print name)

	/s/ John P. Breedlove	12/23/2008
	Authorized Representative	Date

John P. Breedlove
(print name)

	/s/ Pamela K. Knous	12/23/2008
	Authorized Representative	Date

Pamela K. Knous
(print name)

Complete the information in this section if box (1) (2) or (3) is checked.

ORIGINAL APPOINTMENT OF STATUTORY AGENT

The undersigned, being at least a majority of the incorporators of Jewel FS2, Inc. hereby appoint the following to be statutory agent upon whom any process, notice or demand required or permitted by statute to be served upon the corporation may be served. The complete address of the agent is

C T Corporation System
(Name)

1300 East 9th Street
(Street) NOTE: P.O. Box Addresses are NOT acceptable.

Cleveland ,Ohio 44114
(City) (Zip Code)

Must be authenticated by an authorized representative	/s/ David L. Boehnen David L. Boehnen Authorized Representative	12-22-2008 Date

/s/ John P. Breedlove
	John P. Breedlove Authorized Representative	12/23/2008 Date

/s/ Pamela K. Knous
	Pamela K. Knous Authorized Representative	12/23/2008 Date

ACCEPTANCE OF APPOINTMENT

The Undersigned, C T Corporation System, named herein as the Statutory agent for, Jewel FS2, Inc. hereby, acknowledges and accepts the appointment of statutory agent for said entity.

Signature: Michele Miller	Michele Miller
(Statutory Agent)	Assistant Secretary

Prescribed by:	The Ohio Secretary of State Central Ohio: (614) 466-3910 Toll Free: 1-877-SOS-FILE (1-877-767-3453)	Expedite this Form: (Select One) P.O. Box 1390 • Expedite Columbus OH 43216 *** Requires an additional fee of $100*** P.O. Box 670 • Non Expedite Columbus OH 43216

www.sos.state.oh.us

e-mail: busserv@sos.state.oh.us

CERTIFICATE OF MERGER

Filing Fee $125.00

(154-MER)

In accordance with the requirements of Ohio law, the undersigned corporations, banks, savings banks, savings and loan limited liability companies, limited partnerships and/or partnerships with limited liability, desiring to effect a merger, set forth the following facts:

I. SURVIVING ENTITY

A.	The name of the entity surviving the merger is: NAI, Inc.

B.	Name Change: As a result of this merger, the name of the surviving entity has been changed to the following:

New Albertson’s, Inc.

(Complete only if name of surviving entity is changing through the merger)

C.	The surviving entity is a: (Please check the appropriate box and fill in the appropriate blanks)

☒	Domestic (Ohio) For-Profit Corporation, charter number 1825907

☐	Domestic (Ohio) NonProfit Corporation, charter number

☐	Foreign (Non-Ohio) For-Profit Corporation incorporated under the laws of the state/country of and licensed to transact business in the state of Ohio under license number

☐	Foreign (Non-Ohio) For-Profit Corporation incorporated under the laws of the state/country of and NOT licensed to transect business in the state of Ohio

☐	Foreign (Non-Ohio) Nonprofit Corporation under the laws of the state/country of and licensed to transact business in the state of Ohio under license number

☐	Foreign (Non-Ohio) Nonprofit Corporation under the laws of the state/country of and NOT licensed to transact business in the state of Ohio

☐	Domestic (Ohio) For-Profit Limited Liability Company, with registration number

☐	Domestic (Ohio) Nonprofit Limited Liability Company, with registration number

☐	Foreign (Non-Ohio) For-Profit Limited Liability Company organized under the laws of the state/country of and registered to do business in the state of Ohio under registration number

☐	Foreign (Non-Ohio) For-Profit Limited Liability Company organized under the laws of the state/country of and NOT registered to do business in the state of Ohio

☐	Foreign (Non-Ohio) Nonprofit Limited Liability Company organized under the laws of the state/country of and registered to do business in the state of Ohio under registration number

☐	Foreign (Non-Ohio) Nonprofit Limited Liability Company organized under the laws of the state/country of and NOT registered to do business in the State of Ohio

☐	Domestic (Ohio) Limited Partnership, with registration number

☐	Foreign (Non-Ohio) Limited Partnership organized under the laws of the state/country of and registered to do business in the state of Ohio under registration number

☐	Foreign (Non-Ohio) Limited Partnership organized under the laws of the state/country of and NOT registered to do business In the state of Ohio

☐	Domestic (Ohio) Partnership Having Limited Liability, with the registration number

☐	Foreign (Non-Ohio) Partnership Having Limited Liability organized under the laws of the stats/country of and registered to do business in the state of Ohio under registration number

☐	Foreign (Non-Ohio) Partnership Having Limited Liability organized under the laws of the state/country of and NOT registered to do business in the state of Ohio

☐	General Partnership NOT registered with the state of Ohio

II.	MERGING ENTITY

The name, charter/license/registration number, type of entity, state or country of incorporation or organization, respectively, of which is the entities merging out of existence are as follows: (If this is insufficient space to reflect all merging entities, please attach a separate sheet listing the merging entities ).

Name/Charter, License or Registration Number	State/Country of Organization	Type of Entity

New Albertson’s, Inc.	Delaware	corporation

III.	MERGER AGREEMENT ON FILE

The name and mailing address of the person or entity from whom/which eligible persons may obtain a copy of the agreement of merger upon written request:

Michele R. Justesen	11840 Valley View Road
Name	Street Address/P.O Box Address

Eden Prairie	MN	55344
City	State	Zip Code

IV.	EFFECTIVE DATE OF MERGER

This merger is to be effective on                    (if a date is specified, the date must be a date on or after the date of filing; the effective date of the merger cannot be earlier than the date of filing, if no date is specified, the date of filing will be the effective date of the merger).

V.	MERGER AUTHORIZED

Each constituent entity has complied with all of the laws under which it exists and the laws permit the merger. The agreement of merger is authorized on behalf of each constituent entity and that each person who signed the certificate on behalf of each entity is authorized to do so.

VI.	STATUTORY AGENT

If the surviving entity is a foreign entity NOT licensed to transact business In this state, the name and address of statutory agent upon whom any process, notice or demand may be served is:

Name	Mailing Address

,	Ohio
City	Zip Code

☐	If the agent is an Individual and using a P.O. Box, check this box to certify the agent to a resident of the state of Ohio.

VII.	STATEMENT OF MERGER

Upon filing, or upon such later date as specified herein, the merging entity/entities listed herein shall merge into the listed surviving entity.

VIII.	AMENDMENTS

In the case of a merger into a domestic corporation, limited liability company, or limited partnership, any amendments to the articles of incorporation, articles of organization, or certificate of limited partnership of the surviving domestic entity shall be filed with the certificate of merger.

☐Amendments are attached                             ☒No Amendments

IX.	REQUIREMENTS OF CORPORATIONS MERGING OUT OF EXISTENCE

If a domestic or foreign corporation licensed to transact business in this state is a constituant entity and the surviving or new entity resulting from the merger is not a domestic or foreign corporation that is to be licensed to transact business in this state, the certificate of merger or consolidation shall be accompanied by the affidavits, receipts, certificates, or other evidence required by division (G) of section 1702.47 of the Revised Code, with respect to each domestic corporation, and by the affidavits, receipts, certificates, or other evidence required by division (C) or (D) of section 1703.17 of the Revised Code, with respect to each foreign constituent corporation licensed to transect business in this state.

X.	QUALIFICATION OR LICENSURE OF FOREIGN SURVIVING ENTITY

A.	The listed surviving foreign entity desires to transact business in Ohio as a foreign corporation, bank, savings bank, savings and loan, limited liability company, limited partnership, or partnership having limited liability, and hereby appoints the following as its statutory agent upon whom process, notice or demand against the entity may be served in the state of Ohio. The name and complete address of the statutory agent is:

Name	Mailing Address

,	Ohio
City	Zip Code

☐	If the agent is an individual and using a P.O. Box, check this box to certify the agent is a resident of the state of Ohio.

The subject surviving foreign corporation, bank, savings bank, savings and loan, limited liability company, limited partnership, or partnership having limited liability irrevocably consents to service of process on the statutory agent listed above as long as the authority of the agent continues, and to service of process upon the Secretary of State of Ohio if the agent cannot be found, if the corporation, bank, savings bank, savings and loan, limited liability company, limited partnership, or partnership having limited liability fails to designate another agent when required to do so, or if the foreign corporation’s, bank’s, savings bank’s, savings and loan’s, limited liability company’s, limited partnership’s or partnership having limited liability’s license or registration to do business on Ohio expires or is canceled.

B.	The qualifying entity also states as follows: (Complete only if applicable)

1.	Foreign Notice Under Section 1703.031

(If the qualifying entity is a foreign bank, savings bank, or savings and loan, then the following information must be completed.)

(a)	The name of the Foreign Nationally/Federally chartered bank, savings bank, or savings and loan association is:

(b)	The name(s) of any Trade Name(s) under which the corporation will conduct business:

(c)	The location of the main office (non-Ohio) shall be:

Street Address / P.O. Box Address

City	County	State	Zip Code

(d)	The principal office location in the state of Ohio shall be:

Street Address / P.O. Box Address

Ohio
City	County	State	Zip Code

(If there will not be an office in the state of Ohio, please list none)

(e)	The corporation will exercise the following purpose(s) in the state of Ohio:

(Please provide a brief summary of the business to be conducted; a general clause is not sufficient.)

2.	Foreign Qualifying Limited Liability Company under section 1705.54

(If the qualifying entity is a foreign limited liability company, the following information must be completed.)

(a)	The name of the For-Profit or Nonprofit limited liability company in its state of organization/registration is:

(b)	The name under which the limited liability company desires to transact business in Ohio ( if different from its home state name) is:

(c)	The limited liability company was organized or registered on under the laws of the state/country of

(d)	The address to which interested persons may direct requests for copies of the articles of organization, operating agreement, bylaws, or other charter documents of the company is:

Street Address / P.O. Box Address

City	State	Zip Code

3.	Foreign Qualifying Limited Partnership under section 1782.49

(If the qualifying entity is a foreign limited partnership, the following information must be completed.)

(a)	The name of the limited partnership is:

(b)	The limited partnership was formed on

Under the laws of the state/country of:

(c)	The address of the office of the limited partnership in its state/country of organization is:

Street Address / P.O. Box Address

City	County	State	Zip Code

(d)	The limited partnership’s principal office address is:

Street Address / P.O. Box Address

City	County	State	Zip Code

(e)	The names and business or residence addresses of the general partners of the partnership are as follows:

Name	Street Address / P.O. Box Address

(If insufficient space to cover this item, please attach a separate sheet listing the general partners and their respective addresses)

(f)	The address of the office where a list of the names and business or residence addresses of the limited partners and their respective capital contributions is to be maintained is:

Street Address / P.O. Box Address

City	County	State	Zip Code

The limited partnership hereby certifies that it shall maintain said records until the registration of the limited partnership in Ohio is canceled or withdrawn.

4.	Foreign Qualifying Partnership Having Limited Liability Under Section 1775.64

(If the qualifying entity is a foreign partnership having limited liability, the following information must be completed.)

(a)	The name of the partnership shall be:

(b)	The partnership was formed under the laws of the state/country of:

(c)	Please complete the following appropriate section (either item c(1) or c(2) ):

(1.)	The address of the partnership’s principal office in Ohio is:

Street Address/P.O. Box Address

,	Ohio
City		Zip Code

(If the partnership does not have a principal office in Ohio, than item c(2) must be completed)

(2.)	The address of the partnership’s principal office (Non-Ohio):

Street Address/P.O. Box Address

City	State	Zip Code

(d)	This business which the partnership engages in is:

(Proceed to page 7 for signatures of authorized officers, partners and representatives.)

The undersigned constituent entities have caused this certificate of merger to be signed by its duly authorized officers, partners and representatives on the date(s) stated below

New Albertson’s, Inc.	NAI, Inc, to: New Albertson’s Inc.
Exact name of entity	Exact name of entity

By: /s/ John P. Breedlove	By: /s/ David L. Boehnen
Its: John P. Breedlove, Vice President	its: David L. Boehnen, President

Date: 12/23/2008	Date: 12-22-2008

Exact name of entity	Exact name of entity

By:	By:

Its:	Its:

Date:	Date:

Exact name of entity	Exact name of entity

By:	By:

Its:	Its:

Date:	Date:

Exact name of entity	Exact name of entity

By:	By:

Its:	Its:

Date:	Date:

Exact name of entity	Exact name of entity

By:	By:

Its:	Its:

Date:	Date:

An authorized representative of each constituent corporation, partnership, or entity must sign the merger certificates ORC 1701.81(A), 1702.43 (A),1705.38(A),1775.47(A), 1782.433(A).